                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2000


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


          MARYLAND                      1-13589                36-4173047
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(State or other jurisdiction of    (Commission File         (I.R.S. Employer
incorporation or organization)          Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois              60601
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     (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     (a) August 14, 2000. Press Release: On August 14, 2000, Prime Group Realty Trust issued the Press Release attached hereto as Exhibit 99.1. Such Press Release is incorporated herein by reference.

     (b) Exhibits:



          Exhibit
            No.          Description
          -------        -----------
           99.1          Press Release of Prime Group Realty Trust dated
                         August 14, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRIME GROUP REALTY TRUST
                              ------------------------
                              Registrant


Dated: August 14, 2000        By:  /s/ Roy P. Rendino

                                   Roy P. Rendino
                                   Senior Vice President and
                                   Chief Accounting Officer




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